SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 10:	SUBSEQUENT EVENTS

On August 18, 2015, Sapiens completed the acquisition of all issued and outstanding shares of Insseco Sp. Z O.O. (“Insseco”) from Asseco Poland S.A. (“Asseco”) pursuant to the terms of a share purchase agreement that had been entered into on July 27, 2015. Insseco is a newly created company into which Asseco had transferred all of its Polish insurance employees, certain fixed assets, customer contracts and certain software (including intellectual property rights). Insseco has a team of approximately 140 insurance professionals and an established presence in the Polish insurance market, and services major insurance customers in Poland, including top tier insurance carriers. Sapiens paid the acquisition consideration in cash, consisting of 34.3 million Polish Zloty or $9,140 less an amount of 10.3 million Polish Zloty or $2,700 that was deposited in escrow to secure the indemnification obligations of Asseco to Sapiens under the acquisition agreement.

In addition, the seller has upside or downside Performance Based Payments relating to achievements of revenue goals over the next five years. If the aggregate revenues generated by Insseco from its activity from July 1, 2015 through June 30, 2020 exceed 90.0 million Polish Zloty or approximately $23,800, the Seller shall be entitled to receive additional amounts ranging from 3% to 15% of the excess amount of the company revenues. If the aggregate revenues generated by Insseco for the period commencing on July 1, 2015 and ending on June 30, 2018 is below 84.0 million Polish Zloty or $22,200, the seller shall pay Sapiens an amount equal to 35% of the deficiency under the above amount. As to profitability goals, the amounts payable to the seller may be adjusted upwards or downwards as a result of changes in the profitability of a specific account that we acquired as part of the acquisition. The estimated fair value of the contingent payments that depend on the revenue and profitability goals is $1,053.

Asseco is the ultimate parent company of Sapiens, through holding in Formula Systems, which has been lastly effective as of December 23, 2014 and thereafter, the direct parent company of Sapiens. The acquisition of Insseco from Asseco is a transaction between entities under common control and as such will be accounted for under the pooling of interest method since December 31, 2014. Sapiens did not reflect the transaction in its financial statements because the acquisition has been consummated after June 30, 2015. The effect of the transaction on the consolidated balance sheets as of December 31, 2014 is immaterial.